Pension and other post-retirement benefits (Details) (CHF) In Millions, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Total pension costs (CHF million)
Service costs on benefit obligation	17	17
Interest costs on benefit obligation	67	66
Expected return on plan assets	(81)	(82)
Amortization of recognized prior service cost/(credit)	(1)	(1)
Amortization of recognized actuarial losses/(gains)	42	31
Net periodic pension costs	44	31
Curtailment losses/(gains)	0	1
Total pension costs	44	32
Contributions expected to be made by the company by the end of the current fiscal year	177
Contributions made to defined benefit pension plans and other post-retirement defined benefit plans	139